WASATCH FUNDS TRUST

Supplement dated August 31, 2026, to the

Prospectus and Statement of Additional Information,

each dated July 15, 2026

Wasatch Small/Mid Cap ETFTM	WSMD

This Supplement updates certain information contained in the Wasatch Small/Mid Cap ETF Prospectus and Statement of Additional Information, each dated July 15, 2026. You should retain this Supplement with the Prospectus and Statement of Additional Information for future reference. Additional copies of these materials may be obtained free of charge by visiting our web site at wasatchglobal.com or calling us at 800.551.1700.

Effective immediately, Charles Perkins will no longer be a portfolio manager for the Wasatch Small/Mid Cap ETF. Therefore, as of the date of this supplement, all references to Charles Perkins are hereby deleted.